UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42818	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-0090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	KOYNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KOYN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KOYNW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 6, 2026, CSLM Digital Asset Acquisition Corp III, Ltd, a Cayman Islands exempted company (“KOYN” or “Acquiror”) entered into a business combination agreement (the “Business Combination Agreement”) with First Digital Group Ltd., a Gibraltar private company (the “Company” or “First Digital”), CSLM III Holdings Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of KOYN (“PubCo”). Acquiror will establish a Cayman Islands exempted company limited by shares (“Merger Sub”), as a direct wholly-owned subsidiary of KOYN, for the purpose of effectuating the transactions contemplated by the Business Combination Agreement. Capitalized terms used in this Current Report on Form 8-K (this “Report”) but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, among other things, (i) the Company will re-domicile from Gibraltar to the Cayman Islands and transfer by way of continuation as an exempted company limited by shares in the Cayman Islands (the “Re-domiciliation and Continuation”); (ii) following the Re-domiciliation and Continuation, Acquiror will merge with and into PubCo (the “Reincorporation Merger”), with PubCo being the surviving entity and Merger Sub becoming a wholly-owned subsidiary of PubCo; and (iii) following the Reincorporation Merger, Merger Sub will merge with and into the Company (the “Acquisition Merger” and, together with the Reincorporation Merger, the “Mergers”) with the Company being the surviving entity and becoming a wholly-owned subsidiary of PubCo.

Reincorporation Merger

In connection with the Reincorporation Merger, at the Reincorporation Effective Time:

●	each issued and outstanding Acquiror Unit immediately prior to the Reincorporation Merger Effective Time will be separated automatically into its constituent securities (i.e., one Acquiror Class A Ordinary Share and one-half of an Acquiror Warrant);

●	each issued and outstanding Acquiror Class B Ordinary Share immediately prior to the Reincorporation Merger Effective Time will be automatically cancelled and cease to exist in exchange for one newly issued PubCo Class A Ordinary Share;

●	each issued and outstanding Acquiror Class A Ordinary Share immediately prior to the Reincorporation Merger Effective Time (including the Acquiror Class A Ordinary Share from the separation of the Acquiror Units) will be automatically cancelled and cease to exist in exchange for one newly issued PubCo Class A Ordinary Share; and

●	each issued and outstanding Acquiror Warrant immediately prior to the Reincorporation Merger Effective Time (including the Acquiror Warrants from the separation of the Acquiror Units) will cease to be a warrant with respect to Acquiror Class A Ordinary Shares and be converted automatically into a PubCo Warrant to purchase one PubCo Class A Ordinary Share at $11.50 per share.

Acquisition Merger and Merger Consideration

At least one Business Day following the Reincorporation Merger and the Re-domiciliation and Continuation (subject to the completion of the Reincorporation Merger and the Re-domiciliation and Continuation having occurred) but in any event within three Business Days after the Reincorporation Merger Effective Time, subject to the terms and conditions set forth in the Business Combination Agreement, the Acquisition Merger shall take place.

In connection with the Acquisition Merger, at the Acquisition Merger Effective Time:

●	each Company Exchanging Share that is held by Mr. Vincent Chok shall automatically be cancelled and cease to exist in exchange for such number of newly issued PubCo Class B Ordinary Shares that is equal to the Exchange Ratio, as applicable, as determined in accordance with the Business Combination Agreement, based on a total Company Valuation of $250 million, subject to adjustment provided in the Business Combination Agreement.

●	each Company Exchanging Share that is held by any person other than Mr. Vincent Chok shall automatically be cancelled and cease to exist in exchange for such number of newly issued PubCo Class A Ordinary Shares that is equal to the Exchange Ratio, as applicable, as determined in accordance with the Business Combination Agreement, based on a total Company Valuation of $250 million, subject to adjustment provided in the Business Combination Agreement.

●	each FDG Token (a token that confers the holder thereof an option exercisable into a Company Preference Share) that is outstanding and vested and not converted into Company Preference Shares prior to the Acquisition Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive from Nemi Limited (“Nemi”) the number of PubCo Class A Ordinary Shares that any one Company Preference Share was exchanged for at the Acquisition Merger Effective Time, to be transferred by Nemi to the holder of such FDG Token.

●	each FDG Token that is not vested prior to the Acquisition Merger Effective Time shall automatically be cancelled and cease to exist without any conversion thereof or payment or other consideration therefor, provided that the board of directors of PubCo, in its sole discretion, may decide to re-grant options or other equity awards under the PubCo Equity Incentive Plan to the holders of such unvested FDG Tokens after the Acquisition Merger Effective Time.

●	the warrants issued by the Company on or around the date of the Business Combination Agreement (the “Binance Company Warrant”) to Alphanest Holdings Ltd (the “Binance Warrantholder”), a company organized and existing under the laws of the United Arab Emirates, shall automatically be terminated and expire in exchange for the warrants issued by PubCo to the Binance Warrantholder (the “Binance PubCo Warrant”) that entitles the Binance Warrantholder to subscribe for a number of PubCo Class A Ordinary Shares equal to the number of the unsubscribed FDG Warrant Shares (as defined in the Binance PubCo Warrant) multiplied by the Exchange Ratio. A form of Binance PubCo Warrant is filed with this Report as Exhibit 10.8 and is incorporated herein by reference. The foregoing description of the form of Binance PubCo Warrant does not purport to be complete and is qualified in its entirety by the terms and conditions of the Binance PubCo Warrant.

●	the warrants issued by the Company on or around the date of the Business Combination Agreement (the “Noble Elite Company Warrant”) to Noble Elite Ltd (the “Noble Elite”), a company organized and existing under the laws of the Cayman Islands, shall automatically be terminated and expire in exchange for the warrants issued by PubCo to Noble Elite (the “Noble Elite PubCo Warrant”) that entitles Noble Elite to subscribe for a number of PubCo Class A Ordinary Shares equal to the number of the unsubscribed FDG Warrant Shares (as defined in the Noble Elite PubCo Warrant) multiplied by the Exchange Ratio. A form of Noble Elite PubCo Warrant is filed with this Report as Exhibit 10.9 and is incorporated herein by reference. The foregoing description of the form of Noble Elite PubCo Warrant does not purport to be complete and is qualified in its entirety by the terms and conditions of the Noble Elite PubCo Warrant.

●	the PubCo shall issue 5,000,000 PubCo Class B Ordinary Shares to Mr. Vincent Chok.

Representation and Warranties

Under the Business Combination Agreement, the Company and KOYN made representations and warranties to each other, including without limitation as to the organization, subsidiaries, due authorization, no conflict, governmental authorities and consents, capitalization, financial statements and internal controls, undisclosed liabilities, litigation and proceedings, legal compliance, contracts and no defaults, taxes, absence of changes, proxy/registration statement, investment company, and brokers’ fees; in the case of the Company, as to its benefit plans, labor relations and employees, insurance, licenses, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, stablecoins, environmental matters, anti-corruption compliance, anti-money laundering, sanctions and international trade compliance, and in the case of KOYN, as to its SEC filings, trust account, business activities, and Nasdaq listing.

Covenants and Agreements of the Parties

The Business Combination Agreement also contains joint covenants of the parties regarding their conduct during the period between the signing of the Business Combination Agreement and the earlier of the closing of the Business Combination or the termination of the Business Combination Agreement, including covenants regarding, among other things, regulatory approvals and filings, preparation of proxy statement/registration statement, shareholder approvals, support of transaction, tax matters, cooperation and consultation, indemnification and insurance, public announcements, adoption of PubCo Equity Incentive Plan, post-merger closing directors and officers of PubCo.

The Business Combination Agreement also includes certain covenants (i) provided by the Company, in connection with, among other things, the conduct of business, inspection, alternative proposals, exchange listing, notice of development, no trading, shareholder litigation, and shareholder proxies, and (ii) provided by KOYN, in connection with, among other things, the trust account proceeds and related available equity, the conduct of business, inspection, Nasdaq listing, no solicitation, public filings, notice of developments and shareholder litigation.

Prior to the Acquiror Shareholders’ Meeting, the Acquiror Board shall also (i) approve and adopt an equity incentive plan in form and substance reasonably satisfactory to the Company and the Acquiror (the “PubCo Equity Incentive Plan”), under which the maximum number of PubCo Ordinary Shares to be reserved for issuance shall be equal to ten percent (10%) of the Post-Closing Fully Diluted Share Count (excluding the number of shares to be reserved under the PubCo Equity Incentive Plan); and (ii) shall approve an agreement by and between PubCo and Mr. Vincent Chok in form and substance reasonably satisfactory to the Company and the Acquiror, providing for the equity grant and vesting conditions, including the key performance indicators as set forth in Schedule 1 (Earn-out Summary) to the Business Combination Agreement (the “Founder Earn-Out Agreement”). The Acquiror Board shall recommend to the shareholders of the Acquiror to approve the PubCo Equity Incentive Plan and Founder Earn-Out Agreement at the Acquiror Shareholders’ Meeting.

At the Acquisition Merger Effective Time, PubCo shall issue the Founder Earn-Out Shares, being PubCo Class B Ordinary Shares issuable to Mr. Vincent Chok pursuant to Schedule 1 (Earn-out Summary) to the Business Combination Agreement and the Founder Earn-Out Agreement assuming the achievement of all milestones, and directly deposit them into escrow (the “Founder Escrow Shares”). The Founder Escrow Shares shall be released upon the achievement of post-closing milestones as set forth in Schedule 1 (Earn-Out Summary) to the Business Combination Agreement, with any shares for which the applicable milestone is not achieved within the applicable period being forfeited and cancelled.

Conditions to Consummation of the Business Combination

Consummation of the Mergers is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Business Combination Agreement and the Mergers by KOYN’s and the Company’s respective shareholders.

Other conditions to each party’s obligations include, among other things: (i) the completion of the Re-domiciliation and Continuation; (ii) the effectiveness of the proxy/registration statement; (iii) the approval of PubCo’s initial listing application with Nasdaq in connection with the Mergers; and (iv) no governmental authority having enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the closing of the Business Combination illegal or which otherwise prevents or prohibits consummation of the closing of the Business Combination.

Other conditions to KOYN’s obligations include, among other things: (i) the Company Fundamental Representations (as defined in the Business Combination Agreement) and certain other Company’s representations and warranties (in each case disregarding any qualifications or exceptions contained therein relating to materiality, “material” or “Company Material Adverse Effect” or any similar qualification or exception) being true and correct in all respects at and as of the Reincorporation Merger Closing Date as if made at and as of the Reincorporation Merger Closing Date, and at and as of the Acquisition Merger Closing Date as if made at the and as of the Acquisition Merger Closing Date; (ii) each of the covenants of the Company and the Acquisition Entities to be performed as of or prior to the Acquisition Merger Closing having been performed in all material respects; (iii) the Company having delivered to KOYN a certificate signed by an authorized director or officer of each of the Company and the Acquisition Entities certifying that certain conditions specified in the Business Combination Agreement have been fulfilled; (iv) there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (v) there has not been any Legal Proceeding pending or threatened in writing against the Company that has a Company Material Adverse Effect; and (vi) PubCo shall have received all Transaction Documents to which the Company is a party duly executed and delivered by the Company, including without limitation the Sponsor Warrant.

Other conditions to the obligations of the Company, include, among other things: (i) the Acquiror Fundamental Representations (as defined in the Business Combination Agreement) (in each case disregarding any qualifications or exceptions contained therein relating to materiality, “material” or “Acquiror Material Adverse Effect” or any similar qualification or exception) being true and correct in all respects at and as of the Reincorporation Merger Closing Date as if made at and as of the Reincorporation Merger Closing Date, and at and as of the Acquisition Merger Closing Date as if made at the and as of the Acquisition Merger Closing Date, (ii) each of the covenants of Acquiror and the Acquisition Entities to be performed as of or prior to the Acquisition Merger Closing have been performed in all material respects, and (iii) PubCo and Acquisition Entities having delivered to the Company a certificate signed by an authorized director or officer of PubCo certifying that certain conditions specified in the Business Combination Agreement have been fulfilled.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the Company and KOYN and under certain circumstances, including, among other things: (i) by written notice from either the Company or KOYN to the other if any governmental authority has enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the Acquisition Merger Closing or Reincorporation Merger Closing illegal or which otherwise prevents or prohibits consummation of either of the Mergers, other than any such restraint that is immaterial; (ii) by written notice to KOYN from the Company if the Acquiror Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Acquiror Shareholders’ Meeting; (iii) by written notice to the Company from KOYN if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, except that, if such breach is curable by the Company through the exercise of its reasonable best efforts within a certain period; (iv) by written notice from either the Company or KOYN to the other if the Acquisition Merger Closing has not occurred on or before the date that is six (6) months from the date of the Business Combination Agreement; (v) by written notice to the Company from KOYN if the Company Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Company Shareholders’ Meeting; or (vi) by written notice to KOYN from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of KOYN set forth in the Business Combination Agreement, except that, if such breach is curable by KOYN through the exercise of its reasonable best efforts within a certain period.

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will forthwith become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, other than any liability of the Company, PubCo, KOYN, Merger Sub, as the case may be, for any willful and material breach of the Business Combination Agreement occurring prior to the termination.

Governing Law and Dispute Resolution

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to it or the transactions contemplated thereby, is governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

A copy of the Business Combination Agreement is filed with this Report as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Business Combination Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Company Shareholders Support Agreements

In connection with the execution of the Business Combination Agreement, on October 6, 2026, the Company, KOYN, and certain shareholders of the Company (the “Requisite Shareholders”), entered into Company Shareholders Support Agreements (the “Company Shareholders Support Agreements”), pursuant to which the Requisite Shareholders agreed to, among other things, (i) subject to certain permitted transfers provided therein, not to transfer any Subject Shares (as defined in the Company Shareholders Support Agreement) until the Expiration Time (as defined in the Company Shareholders Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Business Combination, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Business Combination with KOYN.

Copies of the Company Shareholders Support Agreements are filed with this Report as Exhibit 10.1 and 10.2 respectively, and are incorporated herein by reference. The foregoing description of the Company Shareholders Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Company Shareholders Support Agreement.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, on October 6, 2026, the Company, KOYN, and CSLM Acquisition Sponsor II, Ltd, a Cayman Islands exempted company (the “Sponsor”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to, among other things, (i) subject to certain permitted transfers provided therein, not to transfer any Subject Shares (as defined in the Sponsor Support Agreement) until the Expiration Time (as defined in the Sponsor Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Business Combination, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Business Combination with the Company.

A copy of the Sponsor Support Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement.

Form of Registration Rights Agreement

In connection with the execution of the Business Combination Agreement, prior to the Reincorporation Merger Effective Tine, PubCo and certain other parties thereto will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PubCo will grant certain registration rights with respect to PubCo’s securities held by such other parties following the closing of the Business Combination.

A form of the Registration Rights Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement.

Form of Lock-Up Agreements

Prior to the Acquisition Merger Effective Time, PubCo is expected to enter into lock-up agreements (the “Lock-up Agreements”) with its directors, officers, and certain other shareholders who will hold more than 5% of the issued and outstanding shares of PubCo Ordinary Shares upon the Acquisition Merger Effective Time. Pursuant to the Lock-Up Agreements, such parties will, subject to certain customary exceptions, agree not to sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any PubCo Ordinary Shares, or any rights, options, warrants or other securities convertible into or exercisable or exchangeable for any PubCo Ordinary Shares (including any PubCo Ordinary Shares issuable upon the exercise of any such securities) (collectively, the “Subject Securities”) held by them immediately after the Acquisition Merger Effective Time until the earlier to occur of: (A) 180 days after Acquisition Merger Effective Time, or (B) the date on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares or other equity securities of PubCo for cash, securities or other property. Notwithstanding the foregoing, after at least 120 days after the Acquisition Merger Effective Time, (a) 25% of the Subject Securities shall be released from the foregoing restrictions upon the date when the closing trading price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 for 20 consecutive trading days, (b) up to 50% of the Subject Securities (including any Subject Securities that have already been released prior to such date) shall be released from the foregoing restrictions upon the date when the closing trading price of the PubCo Class A Ordinary Shares equals or exceeds $14.00 for 20 consecutive trading days, (c) up to 75% of the Subject Securities (including any Subject Securities that have already been released prior to such date) shall be released from the foregoing restrictions upon the date when the closing trading price of the PubCo Class A Ordinary Shares equals or exceeds $16.00 for 20 consecutive trading days, and (d) all Subject Securities (including any Subject Securities that have already been released prior to such date) shall be released from the foregoing restrictions upon the date when the closing trading price of the PubCo Class A Ordinary Shares equals or exceeds $18.00 for 20 consecutive trading days.

A form of the Lock-Up Agreements is filed with this Report as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement.

Form of Sponsor Share Restructuring Agreement and Sponsor Warrant

Immediately prior to the Acquisition Merger Effective Time, the Sponsor and PubCo will enter into a sponsor share restructuring agreement (the “Sponsor Share Restructuring Agreement”), providing that: (a) 1,891,667 Sponsor PubCo Shares (or a quarter of Sponsor PubCo Shares that Founder Shares will be exchanged for at the Reincorporation Effective Time) shall be forfeited at the Acquisition Merger Effective Time in exchange for a warrant to purchase (i) 1,891,667 PubCo Class A Ordinary Shares plus (ii) PubCo Class A Ordinary Shares in an amount equal to the Remaining Working Capital Warrant Coverage, substantially in the form of Sponsor Warrant (the “Sponsor Warrant”). The PubCo Class A Ordinary Shares issuable upon exercise of the Sponsor Warrant shall be Registrable Securities (as defined in the Registration Rights Agreement) and shall be registered for resale along with the other securities contemplated by the Registration Rights Agreement in accordance with the terms thereof; and (b) 1,891,667 Sponsor PubCo Shares shall be deposited into escrow at the Acquisition Merger Effective Time and released upon the achievement of post-closing milestones as set forth in Schedule 1 (Earn-Out Summary) to the Business Combination Agreement, with any shares for which the applicable milestone is not achieved within the applicable period being forfeited and cancelled.

Forms of the Sponsor Warrant are filed with this Report as Exhibit 10.6 respectively, and are incorporated herein by reference. The foregoing description of the Sponsor Share Restructuring Agreement and the Sponsor Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sponsor Share Restructuring Agreement and the Sponsor Warrant.

Form of Joinder Agreement

As promptly as practicable following the date of the Business Combination Agreement and in any event prior to the initial filing of the Registration Statement with the SEC, Acquiror shall cause Merger Sub to be formed in the Cayman Islands solely for the purpose of engaging in the transactions contemplated by the Business Combination Agreement. When it is formed, the Merger Sub shall be wholly-owned by Acquiror. Following the formation of Merger Sub, the Acquiror shall cause Merger Sub to execute and deliver to the parties to Business Combination Agreement a joinder agreement (the “Joinder Agreement”), pursuant to which, among other things, Merger Sub shall become a party to the Business Combination Agreement as of the date of the Business Combination Agreement.

A form of Joinder Agreement is filed with this Report as Exhibit 10.7 and is incorporated herein by reference. The foregoing description of form of Joinder Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Joinder Agreement.

Item 7.01 Regulation FD Disclosure.

On October 6, 2026, KOYN and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the proposed Business Combination, a copy of which is furnished as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

Furnished as Exhibit 99.2 to this Report and incorporated by reference into this Item 7.01 is an investor presentation (the “Investor Presentation”), that the Company and KOYN have prepared for use in connection with the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended. This Report should not be deemed an admission as to the materiality of any information contained in the press release or the investor presentation. KOYN and the Company do not undertake any obligation to update the press release or the investor presentation.

Additional Information and Where to Find It

The proposed transactions will be submitted to shareholders of the Company for their consideration and approval. The Company, the PubCo, and KOYN intend to jointly file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which will include a preliminary proxy statement in connection with the KOYN’s solicitation for proxies for the vote by the KOYN’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued in connection with the proposed Business Combination. After the Registration Statement is filed and declared effective, KOYN will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. KOYN’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the KOYN’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about KOYN, the Company and the proposed transactions. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, the PubCo and KOYN, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

KOYN, the Company, PubCo and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from KOYN’s shareholders in connection with the proposed transactions contemplated by the Business Combination Agreement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the KOYN’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the Mergers. You can find more information about KOYN’s directors and executive officers in the KOYN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 19, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Report are forward-looking statements. When used in this Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the KOYN’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company and KOYN to consummate the Mergers within the time provided in the KOYN’s amended and restated memorandum and articles of association; performance of the Company’s business; the risk that the approval of the shareholders of the KOYN for the Mergers is not obtained; failure to realize the anticipated benefits of the Mergers, including as a result of a delay in consummating the Mergers; the level of redemptions made by the KOYN’s shareholders and its impact on the amount of funds available in the KOYN’s trust account to complete the Mergers; risks relating to the combined company’s sources of cash and cash resources; risks relating to the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; the impact of pandemics, global conflicts, the global economic status or tariffs on the Company’s or the combined company’s business; and those factors discussed in the KOYN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 19, 2026, and other documents of the Company, the PubCo, and KOYN filed, or to be filed, with the SEC. PubCo, the Company or KOYN expressly disclaims any obligation or undertaking to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement dated October 6, 2026.
10.1*	Company Shareholders Support Agreement dated October 6, 2026 by and between First Digital and Nemi Limited.
10.2*	Company Shareholders Support Agreement dated October 6, 2026 by and among First Digital, Vincent Chok, and Noble Elite Ltd.
10.3*	Sponsor Support Agreement dated October 6, 2026.
10.4	Form of Registration Rights Agreement
10.5	Form of Lock-up Agreement.
10.6	Form of Sponsor Warrant
10.7	Form of Joinder agreement
10.8*	Form of Binance PubCo Warrant
10.9*	Form of Noble Elite PubCo Warrant
99.1	Press Release dated October 6, 2026.
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

Date: October 6, 2026	By:	/s/ Vikas Mittal
	Name:	Vikas Mittal
	Title:	Chief Financial Officer